Exhibit 10.9
THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of the 27th day of October, 2005 (the “Effective Date”) by and between Patrick Henry Associates, L.P. (“Seller”) and Columbia Equity Trust, Inc. (“Purchaser”).
RECITALS
     A. Seller and Purchaser entered into a Purchase and Sale Agreement dated as of August 5, 2005, as amended (collectively, the “Contract”), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).
     B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.
     C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:
AGREEMENTS
     1. Seller and Purchaser acknowledge receipt from GMAC Commercial Mortgage of a letter dated October 19, 2005 (the “GMAC Consent Letter”) consenting to the assumption by Purchaser of the Existing Mortgage subject to certain terms and conditions set forth in the GMAC Consent Letter, including approval of the assumption by the Special Servicer of the loan and the Directing Certficateholder (collectively, the “Special Servicer/DC Approval”). Purchaser hereby agrees to use commercially reasonable efforts to satisfy the conditions set forth in paragraphs 2, 5, 6, 7, 8, 9, 10, 11 and 12 of the GMAC Consent Letter which are within its control in a timely manner. Seller and Purchaser hereby agree to extend the Outside Date to November 18, 2005 in order to satisfy the other conditions set forth in the GMAC Consent Letter, including obtaining the Special Servicer/DC Approval.
     2. Except as modified by this Amendment, all of the terms of the Contract shall remain unchanged and in full force and effect.

           3. This Amendment may be executed in counterparts all of which together shall constitute one and the same instrument.
           IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.

SELLER:

PATRICK HENRY ASSOCIATES L.P.

By:		SAP IV Patrick Henry NF GP L.L.C.,
its sole general partner

	By:	SAP IV manager, Inc.,
its manager

By:		/s/ Richard Wilpon

Its:		Senior Executive Vice President

PURCHASER:

COLUMBIA EQUITY TRUST, INC., a Maryland corporation

By:		/s/ Clinton D. Fisch

Its:		Director of Acquisitions

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